Exhibit 99.3

JOINT FILING AGREEMENT

PURSUANT TO RULE 13d-1(k)(1)

THIS JOINT FILING AGREEMENT is entered into as of June 23, 2023, by and among the parties hereto. The undersigned hereby agree that the Statement on Schedule 13D with respect to the shares of Common Stock, par value $1.00 of Sylvamo Corporation and any amendment thereafter signed by each of the undersigned shall be (unless otherwise determined by the undersigned) filed on behalf of each of the undersigned pursuant to and in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended. This Joint Filing Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

Dated: June 23, 2023	ACR Group Paper Holdings JR LP

By: ACR Group Paper Holdings JR GP LLC, its general partner

	By:	/s/ Timothy J. Fazio
	Name:	Timothy J. Fazio
	Title:	President

Dated: June 23, 2023	ACR Group Paper Holdings JR GP LLC

	By:	/s/ Timothy J. Fazio
	Name:	Timothy J. Fazio
	Title:	President

Dated: June 23, 2023	ACR Group Paper Holdings LP

By: Atlas Capital GP IV LP, its general partner

By: Atlas Capital Resources GP IV LLC, its general partner

	By:	/s/ Timothy J. Fazio
	Name:	Timothy J. Fazio
	Title:	Managing Partner

Dated: June 23, 2023	Atlas Capital GP IV LP

By: Atlas Capital Resources GP IV LLC, its general partner

	By:	/s/ Timothy J. Fazio
	Name:	Timothy J. Fazio
	Title:	Managing Partner

Dated: June 23, 2023	Atlas Capital Resources GP IV LLC

	By:	/s/ Timothy J. Fazio
	Name:	Timothy J. Fazio
	Title:	Managing Partner

Dated: June 23, 2023	/s/ Andrew M. Bursky
Andrew M. Bursky

Dated: June 23, 2023	/s/ Timothy J. Fazio
Timothy J. Fazio

Dated: June 23, 2023	Lapetus Capital III LLC

	By:	/s/ Timothy J. Fazio
	Name:	Timothy J. Fazio
	Title:	Vice President

Dated: June 23, 2023	Atlas Capital Resources III LP

By: Atlas Capital GP III LP, its general partner

By: Atlas Capital Resources GP III LLC, its general partner

	By:	/s/ Timothy J. Fazio
	Name:	Timothy J. Fazio
	Title:	Managing Partner

Dated: June 23, 2023	Atlas Capital GP III LP

By: Atlas Capital Resources GP III LLC, its general partner

	By:	/s/ Timothy J. Fazio
	Name:	Timothy J. Fazio
	Title:	Managing Partner

Dated: June 23, 2023	Atlas Capital Resources GP III LLC

	By:	/s/ Timothy J. Fazio
	Name:	Timothy J. Fazio
	Title:	Managing Partner

SCHEDULE I

Lapetus Capital III LLC

Name and Position of Officer or Director	Principal Business Address	Principal Occupation or Employment	Citizenship

Andrew M. Bursky	100 Northfield Street Greenwich, CT 06830	President and Chief Executive Officer	United States

Timothy J. Fazio	100 Northfield Street Greenwich, CT 06830	Vice President	United States

Philip E. Schuch	100 Northfield Street Greenwich, CT 06830	Chief Financial Officer, Treasurer and Secretary	United States

Cheri Reeve	100 Northfield Street Greenwich, CT 06830	Assistant Treasurer and Assistant Secretary	United States

Atlas Capital Resources GP III LLC

Name and Position of Officer or Director	Principal Business Address	Principal Occupation or Employment	Citizenship

Andrew M. Bursky	100 Northfield Street Greenwich, CT 06830	Managing Partner	United States

Timothy J. Fazio	100 Northfield Street Greenwich, CT 06830	Managing Partner	United States

Jacob D. Hudson	100 Northfield Street Greenwich, CT 06830	Managing Partner	United States

Sam G. Astor	100 Northfield Street Greenwich, CT 06830	Partner	United States

David A. Fillippelli	100 Northfield Street Greenwich, CT 06830	Partner	United States

Edward J. Fletcher	100 Northfield Street Greenwich, CT 06830	Partner	United States

Jerome E. Lay	100 Northfield Street Greenwich, CT 06830	Partner	United States

Philip E. Schuch	100 Northfield Street Greenwich, CT 06830	Partner	United States

Michael W. Sher	100 Northfield Street Greenwich, CT 06830	Partner	United States

Jason M. Squire	100 Northfield Street Greenwich, CT 06830	Partner	United States

ACR Group Paper Holdings JR GP LLC

Name and Position of Officer or Director	Principal Business Address	Principal Occupation or Employment	Citizenship

Timothy J. Fazio	100 Northfield Street Greenwich, CT 06830	Manager and President	United States

Daniel Merriam	100 Northfield Street Greenwich, CT 06830	Manager and Vice President	United States

Daniel Moran	100 Northfield Street Greenwich, CT 06830	Manager and Vice President	United States

Cheri Reeve	100 Northfield Street Greenwich, CT 06830	Treasurer and Secretary	United States

Bernard J. Angelo	68 South Service Road, Suite 120 Melville, NY 11747	Manager	United States

Atlas Capital Resources GP IV LLC

Name and Position of Officer or Director	Principal Business Address	Principal Occupation or Employment	Citizenship

Andrew M. Bursky	100 Northfield Street Greenwich, CT 06830	Managing Partner	United States

Timothy J. Fazio	100 Northfield Street Greenwich, CT 06830	Managing Partner	United States

Jacob D. Hudson	100 Northfield Street Greenwich, CT 06830	Managing Partner	United States

Sam G. Astor	100 Northfield Street Greenwich, CT 06830	Partner	United States

David A. Fillippelli	100 Northfield Street Greenwich, CT 06830	Partner	United States

Edward J. Fletcher	100 Northfield Street Greenwich, CT 06830	Partner	United States

Jerome E. Lay	100 Northfield Street Greenwich, CT 06830	Partner	United States

Philip E. Schuch	100 Northfield Street Greenwich, CT 06830	Partner	United States

Michael W. Sher	100 Northfield Street Greenwich, CT 06830	Partner	United States

Jason M. Squire	100 Northfield Street Greenwich, CT 06830	Partner	United States